SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2024
Disclosure Of Share Capital, Reserves And Other Equity Interest [Abstract]
SHAREHOLDERS’ EQUITY	SHAREHOLDERS’ EQUITY
The Company’s authorized share capital amounts to $10.9 million (€10.6 million), exchange rate (EUR:$) equals 1:1.0350) and is divided into 1,056,000,000 ordinary shares with a nominal value of €0.01 each. At December 31, 2024, and December 31, 2023, all 680,308,735 (€6.8 million) and 671,073,243 shares outstanding, have been fully paid-up.
Other reserves include those reserves related to currency translation, fair value revaluation, participating interest and capitalized development costs and the conversion option of the convertible bond for which the movements are shown below:

Amounts in $ ‘000	Legal Reserve Currency translation reserve (CTA)	Legal Reserve Capitalized development cost	Legal Reserve participating interest	Reserve Fair value revaluation	Reserve Convertible bond	Total
Balance at January 1, 2023	(6,384)	402	233	(2,988)	—	(8,737)
Reserves	—	—	—	—	—	—
Other comprehensive income (loss) for the year	6,042	18	(124)	1,167	—	7,103
Other reserves	—	(314)	(109)	—	—	(423)
Value conversion rights of convertible bonds	—	—	—	—	—	—
Balance at December 31, 2023	(342)	106	—	(1,821)	—	(2,057)
Reserves	(187)	—	—	1,742	—	1,555
Other comprehensive income (loss) for the year	(11,980)	—	—	79	—	(11,901)
Other reserves	(1)	(30)	—	—	—	(31)
Value conversion rights of convertible bonds	—	—	—	—	12,225	12,225
Balance at December 31, 2024	(12,510)	76	—	—	12,225	(209)

Please refer to the consolidated statement of changes in equity and Note 25. Earnings per share and fully-diluted shares.